All Operating Sites fcx.com FCX Conference Call 1st Quarter 2026 Results April 23, 2026

Cautionary Statement 2 This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to business outlook, strategy, goals or targets; restoration and remediation efforts, and phased restart and ramp-up of production and downstream processing following the mud rush incident at PT Freeport Indonesia’s (PTFI) Grasberg Block Cave (GBC) underground mine and the anticipated impact on FCX’s business, production, sales , results of operations and operating plans; global market conditions, including trade policies; ore grades and milling rates; production and sales volumes; higher variability between PTFI production and sales; unit net cash costs (credits) and operating costs; capital expenditures; operating plans, including mine sequencing; cash flows; liquidity; potential extension of PTFI’s special mining business license (IUPK) beyond 2041; timing of shipments of inventoried production; FCX’s sustainability-related commitments and targets; FCX’s overarching commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; achievement of FCX’s 2030 climate targets and its 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “w ill,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward- looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper and gold; changes in export duties and tariff rates; production rates; timing of shipments and sales; PTFI’s ability to repair mud rush incident-related damage, implement enhanced operating procedures, safely restart, with a phased ramp-up and achieve full operating rates of production and downstream processing on the expected timeline and optimize production plans; resolve force majeure declarations and maintain relationships with commercial counterparties; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions, including market volatility regarding trade policies and tariff uncertainty; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine or inventory; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PTFI’s IUPK to extend mining rights from 2031 through 2041; process relating to the extension of PTFI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; impacts, expenses or results from litigation or investigations; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which are as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and molybdenum and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 1Q26 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 32. For forward-looking unit net cash costs (credits) per pound of copper and molybdenum measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods, and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions.

COPPER AT OUR CORE

1Q26 Highlights

FREEPORT
FOREMOST IN COPPER

- 1Q26 sales volumes and unit net cash costs favorable to January estimates
- U.S. copper mining operating income up ~2.5x vs. 1Q25
- Initiated phased ramp-up of Grasberg Block Cave; ramp-up forecast adjusted for modifications to material handling systems
- Signed MOU with Indonesian government to extend PTFI operating rights for the life of resource
- Advanced organic copper growth: El Abra EIS submitted for potential major expansion; Arizona leach technology and brownfield expansion progressing
- Returned $0.3bn to shareholders, including $0.1bn of share repurchases*
- Strong balance sheet and favorable long-term outlook

Share repurchases include $93 mm in 1Q26 ($54.25 avg. per share)

Financial Highlights *($ in bn)*


Revenues
$6.2
$5.7
1Q26
1Q25
Adjusted EBITDA (1)
$2.5
$1.9
1Q26
1Q25
Operating Cash Flow (2)
$1.5
$1.1
1Q26
1Q25
CAPEX (3)
$1.0
$1.2
1Q26
1Q25

(1) A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 32.

(2) Cash provided by (used for) working capital totaled $0.1 bn in 1Q26 and ($0.3) bn in 1Q25.

(3) Includes $0.6 bn for major projects in 1Q26 and 1Q25.

NOTE: Refer to non-GAAP disclosure on slide 2.

3

COPPER AT OUR CORE

2026 Focus Areas

FREEPORT
FOREMOST IN COPPER

Execution

Deliver on operating plans across all sites and safely and sustainably restore Grasberg mining and smelting operations.



Leach Initiative

Targeting ~300 mm lbs in 2026 and further define path to ~800 mm lbs per annum by 2030.



Innovation

Deploy technologies to strengthen long-term cost competitiveness in the Americas and unlock significant value.



Future Growth

Advance major growth options in long-lived copper districts at Bagdad, El Abra and Safford/Lone Star.



Pursuing Value For All Stakeholders

4

Copper – Metal of Electrification 5 Technology • Demand expected to benefit from advances in AI, communications and expanding connectivity * internationalcopper.org Infrastructure • Backbone of construction, urbanization and energy infrastructure • Superior electrical and thermal conductivity of any industrial metal Transportation • Essential material component of electric vehicles / hybrids • Used in electric motors, batteries, inverters, wiring and charging stations Freeport is strategically positioned as a leading copper producer * internationalcopper.org Over 65% of the world’s copper is used in applications that deliver electricity*

COPPER AT OUR CORE

Operations Update

FREEPORT
FOREMOST IN COPPER



United States

Cu Sales: 327 mm lbs
Unit Net Cash Costs: $2.93/lb

- Copper sales +7% vs. 1Q25
- Unit net cash costs down 6% vs. 1Q25
- Ongoing focus on increasing volumes, improving run times
- Targeting increase from innovative leach initiative: ~300 mm lbs in 2026
  - Commenced large-scale testing of internally developed additive
  - Lab tests of additional internally developed additives showing encouraging results
  - Commenced pilot testing of heat at Morenci with additional modular heating units planned at scale
- New initiative advancing to use technology for greater efficiencies and cost reduction



South America

Cu Sales: 248 mm lbs
Unit Net Cash Costs: $2.38/lb

- Cerro Verde effectively managed challenges in 1Q26 associated with severe weather and mill restrictions
- Pursuing innovative leach opportunities at El Abra; heat trials expected in 2H26
- Submitted environmental impact statement for potential major expansion and transformational growth at El Abra



Indonesia

Cu Sales: 82 mm lbs
Au Sales: 116 k ozs
Unit Net Cash Credits: $3.53/lb*

- Completed remediation and restoration activities required for restart of GBC Production Blocks (PB) 2 and 3
- Ramp-up schedule adjusted to incorporate required loading infrastructure modifications in haulage level
- Continue to advance activities for future start-up of PB 1S
- Smelters operating at reduced rates until GBC ramps up
- $0.7 bn insurance settlement (expect proceeds in 2Q26)

NOTE: Refer to non-GAAP disclosure on slide 2.

** Excludes idle facility and restoration costs associated with mud rush incident at PTFI.*

6

COPPER AT OUR CORE

Grasberg Update
Status as of April 2026

FREEPORT
FOREMOST IN COPPER


Muon Detector Installation


Completed Infrastructure Repairs in Mid Access Drift

- **Remediation for opening of PB 2/3 completed on schedule**
- **Initial mining in PB 2/3 commenced in March**
- **Number of wet drawpoints in PB 2/3 increased following extended period of inactivity**
  - **Dry to Wet ratio impacts transfer of ore to automated trains at Haulage Level**
  - **Commenced required modifications to rail loading infrastructure to achieve full ramp-up; PB 2/3 production limited over next 12 months**
  - **Majority of bottlenecks to be addressed by mid-2027**
- **Advancing preparation for the future start-up of PB 1S and progressed drainage & cave-management risk-mitigation strategies**
- **Confident in the quality of the resource, ability to operate large-scale underground mining safely & efficiently long-term**

7

COPPER AT OUR CORE

Grasberg Block Cave
Planned Restart Overview

FREEPORT
FOREMOST IN COPPER

- **PB 2/3 Restart**
  - ✓ Completed mud clean-up on various levels of GBC
  - ✓ Installed plugs in Mid-Access Drift (MAD)
  - ✓ Repaired & installed infrastructure services
  - ✓ Initial mining commenced in March 2026 *(previously expected in 2Q26)*
  - ***Revised*** **Ramp-up Schedule:**

	Estimates as of	
	Jan 2026	Apr 2026
Ramp-up (t/d)	100K by 2H26	60K in 2H26, 90K in 2Q27

- **PB 1S Restart**
  - Additional clean-up & plug installations
  - Complete chute repairs
  - Planned restart in mid-2027

- **PB 1C Restart**
  - Potential restart by YE 2027


Grasberg Block Cave
Mud at Pit Bottom
PB1N
DP20S
PB1C
PB1
PB1S
PB5
PB2N
P23
Mid-Access Drift
PB4N
P34
Plan View
Future PBs
PB3
PB2S
PB4S
PB7
PB6
Grasberg Pit
Grasberg Block Cave
N

- **Risk Management**
  - Strengthen cave management plans
  - Mud inrush controls, including mud removal options
  - Emerging Cave Imaging Technology (muons)

8

9 Grasberg BC Extraction Level Increase in Wet Drawpoints in PB 2/3 since September 2025 September 2025 Number of wet drawpoints increased following extended period of inactivity April 2026 N Grasberg BC Extraction Level, 2830m 183 Wet Drawpoints (~30% of total) 2.5:1 Dry:Wet Ratio Wet Dry Drawpoint Classification PB1N P B 1 C PB1S PB3 Future PBs Plan View PB3 PB2S PB2N PB2S PB2N 280 Wet Drawpoints (~45% of total) 1.3:1 Dry:Wet Ratio 635 Total Active Drawpoints (DPs) in PB 2/3 Sept 2025 • 452 Dry DPs & 183 Wet DPs 1 Panel with less than 1:1 Dry:Wet Ratio April 2026 • 355 Dry DPs & 280 Wet DPs 10 Panels with less than 1:1 Dry:Wet Ratio

GBC Ore: Extraction to Haulage Loading Infrastructure: Regular Chute & Chute Regulator 10 Chute RegulatorRegular Chute Drawbell Drilling Undercut Ring DrillingCave Muckpile Air Gap Undercut Level 2850m Elevation Extraction Level 2830m Elevation Service Level 2810m Elevation Rail Haulage Level 2760m Elevation Orepass Chute GalleryOre Train Slot Raise Grizzly & Rock Breaker Drawpoints Loading Chute Drawbell Extraction Level 2830m elevation Service Level 2810m elevation Rail Haulage Level 2760m elevation Mined ore from loaders is dropped down through orepass to chute to load on railcars GBC Ore from Extraction Level to Loading on Haulage Level

Grasberg Minerals District Mine Plan Metal Production, 2025 – 2030e 11 1.0 0.8 1.2 1.6 1.6 1.7 0.9 0.7 1.0 1.4 1.3 1.2 2025 2026e 2027e 2028e 2029e 2030e | Copper 2026e – 2030e Total: 6.9 billion lbs copper Annual Average: ~1.4 billion lbs | Gold 2026e – 2030e Total: 5.6 million ozs gold Annual Average: ~1.1 million ozs Cu bn lbs Au mm ozs NOTE: Timing of annual production will depend on a number of factors including operational performance; the ramp-up of the Grasberg Block Cave underground mine; weather-related conditions; and other factors. 2026e production expected to exceed sales and assumes deferrals of ~100 mm lbs of copper and ~50k ozs of gold related to inventory held at PTFI’s smelting operations. FCX’s economic interest in PTFI is 48.76%. e = estimate.

COPPER AT OUR CORE

Robust Project Pipeline Update

FREEPORT
FOREMOST IN COPPER

New Leach Technologies
Americas

LEACH TO THE LAST DROP

- Achieved run rate of ~240 mm lbs/yr by YE25
- Targeting increase to ~300 – 400 mm lbs/yr in 2026/2027
- New additives combined with heating stockpiles showing potential for building scale
- Driving innovation toward ~800 mm lbs/yr by 2030

<$1 billion

Bagdad Expansion
Arizona

BAGDAD 2X BAGDAD

- 200 – 250 mm incremental lbs/yr
- Derisking in progress with autonomous conversion, tailings infrastructure investment and housing
- Retesting economics for potential investment decision in 2H26
- 3-4 yr construction

Incremental investment ~$3.5 billion (under review)

Incentive Price: ~$4/lb

Safford/Lone Star Expansions
Arizona

SAFFORD OPERATIONS LONE STAR

- Substantial resource
- Pre-feasibility study expected in 2026
- Targeting incremental addition of 300 – 400 mm lbs/yr beginning in 2030s

Developing estimate

El Abra Expansion
Chile

EL ABRA

- Submitted Environmental Impact Statement in March 2026
- ~2-3-yr permitting process
- ~4-yr construction
- Potential start-up in 2033 timeframe
- +700 mm lbs/yr incremental

~$7.5 billion (under review)

Excludes $2 billion for extension of leach operations

Incentive Price: <$4/lb

Grasberg District
Indonesia

PT FREEPORT INDONESIA

- Kucing Liar project in development, 130k t/d expansion
  - Ramp-up anticipated to commence in 2030 timeframe
  - 750 mm lbs Cu & 735k oz Au per annum at full rate to sustain large-scale production
- Signed MOU for life of resource extension; targets beyond 2041 create opportunities for future growth

~$4 billion remaining for Kucing Liar

~$1.3 billion incurred to date

ANTICIPATED CAPITAL INVESTMENT

12

COPPER AT OUR CORE

Freeport – *America's Copper Champion*

FREEPORT
FOREMOST IN COPPER

Fully integrated operations in Southwest U.S.

- Upstream copper mines with SX/EW facilities
- Downstream smelting and refining facilities


ARIZONA
NEW MEXICO
TEXAS
EL PASO
Copper Refinery and Rod Mill
CHINO
TYRONE
MORENCI
BAGDAD
SAFFORD/LONE STAR
SIERRITA
MIAMI
Mine, Copper Rod Plant & Smelter

- Valuable U.S. franchise with long-standing history in U.S. dating back to late 1800s
- Dominant U.S. copper producer; Operations account for ~70% of total U.S. refined production
- One of the largest U.S. copper resource positions
- Entering a period of brownfield growth

Driving Value Through Innovative Growth & Cost Reduction

Annual Copper Production Potential for ~60% Increase

(bns of lbs)


~2
Bagdad 2X
Leach Initiatives
Base
1.25
U.S. Base Production
2024
2030e Target

e = estimate

13

Gold Sales (million ozs)(billion lbs) Copper Sales Annual Sales Profile April 2026 Estimate 14 NOTE: Consolidated copper sales include 1.11 bn lbs in 2025, 0.82 bn lbs in 2026e, 1.13 bn lbs in 2027e and 1.28 bn lbs in 2028e for noncontrolling interests; excludes purchased copper. Estimates are dependent on operational performance; the ramp-up of the Grasberg Block Cave underground mine at PTFI; weather- related conditions; timing of shipments and other factors. Additionally, 2026e assumes deferrals of ~100 mm lbs of copper related to inventory held at PTFI’s smelting operations. e = estimate. NOTE: Consolidated gold sales include 538k ozs in 2025, 330k ozs in 2026e, 512k ozs in 2027e and 666 k ozs in 2028e for noncontrolling interests. Estimates are dependent on operational performance; the ramp-up of the Grasberg Block Cave underground mine at PTFI; weather-related conditions; timing of shipments and other factors. Additionally, 2026e assumes deferrals of ~50 k ozs of gold related to inventory held at PTFI’s smelting operations. (million lbs) Moly Sales 0 1 2 3 4 5 2025 2026e 2027e 2028e 3.6 3.1 3.8 4.1 0 25 50 75 100 2025 2026e 2027e 2028e 83 90 90 95 0 1 2 2025 2026e 2027e 2028e 1.07 0.65 1.0 1.3

COPPER AT OUR CORE

Recent Cost Pressures

- **Sufficient sourcing support current operations but inflationary pressures are increasing, led by energy**
- **Indonesia energy cost pressures are rising faster, driven by regional supply-chain dislocations**
- **FCX's diesel costs in March 2026 increased by over 80% compared with the January / February average**
  - Equivalent to ~$0.5 billion on an annualized basis
- **Energy represented ~15% of FCX's global direct costs (~50% diesel) in 2025**
- **Sulfuric acid costs have also risen, with spot prices more than doubling**
  - FCX has limited exposure to spot market
  - FCX's smelters provide a natural hedge for sulfuric acid
- **Continuing to monitor potential impacts on other consumables**

2025 Energy Summary


United States
Power 49%
Diesel 51%
South America
Power 56%
Diesel 44%
Indonesia
Coal & Other 35%
Diesel 65%

	United States	South America	Indonesia
Diesel Consumption (mm gal/yr)	*100*	*90*	*90*

15

EBITDA and Cash Flow at Various Copper Prices Assuming $4,500/oz gold, $25/lb molybdenum 16 NOTE: Refer to non-GAAP disclosure on slide 2. These illustrations include insurance proceeds associated with the Grasberg mud rush incident. In 1Q26, PTFI recognized a gain of $0.7 bn for an insurance settlement associated with the September 2025 mud rush incident under its property and business interruption policies and expects to receive proceeds in 2Q26. EBITDA also excludes idle facility and restoration costs associated with the mud rush incident at PTFI. e = estimate. (1) U.S. Dollar Exchange Rates: 911 Chilean peso, 16,000 Indonesian rupiah, $0.70 Australian dollar, $1.16 euro, 3.43 Peruvian sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA Sensitivities Average ’27e/’28e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $300 Molybdenum +/-$1.00/lb $ 80 Gold +/-$100/oz $ 70 Currencies (1) +/-10% $180 Diesel +/-10% $ 80 Copper +/-$0.10/lb $390 Molybdenum +/-$1.00/lb $ 85 Gold +/-$100/oz $110 Currencies (1) +/-10% $250 Diesel +/-10% $115 $0 $5 $10 $15 $20 Cu $5.00/lb Cu $6.00/lb Cu $7.00/lb ’27e/’28e Avg $0 $6 $12 $18 $24 Cu $5.00/lb Cu $6.00/lb Cu $7.00/lb ’27e/’28e Avg

Consolidated Capital Expenditures 2025 2026e 2027e Major Projects (1) Excludes $0.6 bn in CAPEX for PTFI’s downstream processing facilities. (2) Planned projects primarily include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and a portion of spending on the new gas-fired combined cycle facility. NOTE: Amounts include capitalized interest. Discretionary CAPEX will be excluded from the available cash flow calculation for purposes of the performance-based payout framework. e= estimate. $1.6 $0.9 Planned (2) Discretionary $1.4 $3.9 Other Other $1.6 Planned (2) Discretionary $4.5 Other $1.3 $1.4 $1.6 $4.3 53% 37% 10% Grasberg Energy Transition & Other Atlantic Copper CirCular 2027e Projected Discretionary Spending by Project 2026e ($ in bns) 17 42% 42% 16% (1) Planned (2) Discretionary $1.2 $1.7 Kucing Liar Bagdad Early Works

COPPER AT OUR CORE

Financial Policy: Performance-Based Payout Framework

~50% available cash flow[1] for shareholder returns

FREEPORT
FOREMOST IN COPPER

Maintaining Strong Balance Sheet

- Strong credit metrics
- Investment Grade rated by S&P, Moody's and Fitch
- Net debt, excluding downstream projects, below $3-4 bn threshold[2]


$3.4
Net Debt, excluding Indonesia downstream projects
($ in bns)
$2.4
6/30/2021
3/31/2026

Providing Cash Returns to Shareholders

$6.0 bn Distributed Since 6/30/21


Base Dividend
34%
Share Repurchases(3)
35%
Variable Dividend
31%

Advancing Organic Growth Opportunities

- Positioned for future growth
- Organic project pipeline
  - Leach innovation initiatives
  - Kucing Liar/Grasberg District
  - Bagdad 2X
  - El Abra expansion
  - Safford/Lone Star sulfide expansions

Board reviews structure of performance-based payout framework at least annually

(1) *Available cash flow equals available cash flows generated after planned capital spending (excluding PTFI's downstream processing facilities funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.*
(2) *Net debt equals consolidated debt less consolidated cash and cash equivalents. Net debt at 3/31/26 excludes $3.2 bn of debt associated with PTFI's downstream processing facilities.*
(3) *FCX has acquired 53.7 mm shares of its common stock for a total cost of $2.1 bn ($39.01 avg. cost per share) under its share repurchase program since November 2021, including 1.7 mm shares for a total of $93 mm ($54.25 avg. cost per share) in 1Q26.*
NOTE: Refer to non-GAAP disclosure on slide 2.

18

Significant Gold Producer Organic Growth Pipeline Strong Global Leader with Valuable U.S. Franchise Leadership Position in Critical Metal Large Scale Producer Freeport – Store of Value 19

Reference Slides

Financial Highlights 21 Copper Consolidated Volumes, excluding purchases (mm lbs) 657 872 Average Realization (per lb) $ 5.78 $ 4.44 Site Production & Delivery Costs (per lb) $ 3.29 $ 2.59 Unit Net Cash Costs (per lb) $ 1.91 $ 2.07 Gold Consolidated Volumes (000’s ozs) 121 128 Average Realization (per oz) $4,889 $3,072 Molybdenum Consolidated Volumes (mm lbs) 24 20 Average Realization (per lb) $25.21 $21.67 1Q26 (1) Excludes idle facility and restoration costs associated with mud rush incident at PTFI. (2) Cash provided by (used for) working capital totaled $0.1 bn in 1Q26 and ($0.3) bn in 1Q25. (3) Includes $3.2 bn of debt associated with PTFI’s downstream processing facilities. NOTE: Refer to non-GAAP disclosure on slide 2. Revenues $ 6.2 $ 5.7 Net Income Attributable to Common Stock $ 0.9 $ 0.4 Diluted Net Income Per Share $ 0.61 $ 0.24 Operating Cash Flows $ 1.5 $ 1.1 Capital Expenditures $ 1.0 $ 1.2 Total Debt $ 9.4 $ 9.4 Cash and Cash Equivalents $ 3.7 $ 4.4 (in billions, except per share amounts) | Sales Data | Financial Results 1Q25 (3) (1) (2) (1)

Strong Balance Sheet and Liquidity Attractive Debt Maturity Profile 22 $0 $2 $4 $6 $8 2026 2027 2028 2029 2030 2031 Thereafter (US$ bns) $4.8 5.40% & 5.45% Sr. Notes and FMC Sr. Notes PTFI Revolver $ 0.3 FCX/FMC Senior Notes/Other 6.1 PTFI Senior Notes 3.0 Total Debt $ 9.4 Cons. Cash and Cash Equivalents $ 3.7 Net Debt (1) $ 5.7 Net Debt/Adjusted EBITDA(2) 0.5x $ - at 3/31/26Total Debt & Cash $1.8 (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PTFI Sr. Notes 5.315% & 6.2% PTFI Sr. Notes Significant liquidity ▪ $3.7 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.5 bn in availability under PTFI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.125% & 4.375% Sr. Notes $1.2 $0.5 5.25% Sr. Notes 4.25% & 4.625% Sr. Notes $1.0 PTFI Revolver (1) Includes $3.2 bn of debt associated with PTFI’s downstream processing facilities. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. NOTE: Refer to non-GAAP disclosure on slide 2. Atlantic Copper $0.1

1Q26 Mining Operating Summary 23 (1) Includes 6 mm lbs in 1Q26 and 1Q25 from South America. (2) Silver sales totaled 0.8 mm ozs in 1Q26 and 1Q25. (3) Silver sales totaled 0.5 mm ozs in 1Q26 and 0.4 mm ozs in 1Q25. (4) Excludes idle facility and restoration costs associated with the mud rush incident at PTFI. (5) Treatment charges reflect costs from PTFI’s downstream operations and do not reflect market TC/RC rates. In addition, these treatment charges do not reflect the significant offsets in revenue and by-product credits associated with incremental metals and sulfuric acid produced by PTFI’s downstream operations. NOTE: Refer to non-GAAP disclosure on slide 2. Site Production & Delivery, excl. adjs. $3.50 $3.15 $2.91 $3.29 By-product Credits (0.70) (0.79) (7.65) (1.60) Treatment Charges 0.13 0.01 0.61 0.14 Royalties - 0.01 0.60 0.08 Unit Net Cash Costs (Credits) $2.93 $2.38 $(3.53) $1.91 United South States America Indonesia Consolidated (per lb of Cu)1Q26 Unit Net Cash Costs (Credits) United States 20 24 (1) 307327 1Q26 1Q25 Indonesia 290 82 125 116 South America 248 275 Sales From Mines by Region 1Q26 1Q25 1Q26 1Q25 1Q26 1Q251Q26 1Q25 (2) (1) Au k ozs Mo mm lbs Cu mm lbs (4) (4) (3) (5)

COPPER AT OUR CORE

2026e Outlook

FREEPORT
FOREMOST IN COPPER

Sales Outlook

- **Copper:** 3.1 billion lbs
- **Gold:** 0.65 million ozs
- **Molybdenum:** 90 million lbs

Unit Net Cash Cost of Copper

- **Site prod. & delivery**[(1)]
  - 2026e: $3.18/lb
  - 2Q26e: $3.32/lb
- **After by-product credits**[(1,2)]
  - 2026e: $1.95/lb
  - 2Q26e: $2.24/lb

Operating Cash Flows [(2,3)]

- **~$8.7 billion** @ $6.00/lb copper for 2Q26e – 4Q26e
- **Each 10¢/lb change** in copper for 2Q26e – 4Q26e = $220 million impact

Capital Expenditures

- **$4.3 billion**
  - $3.0 billion for major projects[(4)]
  - $1.3 billion for other projects

(1) Excludes $1.3 bn in 2026e and $0.3 bn in 2Q26e for projected idle facility and restoration costs associated with the mud rush incident at PTFI.

(2) Assumes average prices of $4,500/oz gold and $25/lb molybdenum for 2Q26e – 4Q26e.

(3) For 2Q26e – 4Q26e each $100/oz change in gold is estimated to have an approximate $50 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $90 mm impact.

(4) Major projects CAPEX includes $1.4 bn for planned projects and $1.6 bn of discretionary projects.

NOTE: Projected copper and gold sales and unit net cash costs are dependent on operational performance; the ramp-up of PTFI's Grasberg Block Cave underground mine; impacts related to the conflict in the Middle East, including potential changes in energy costs and other consumables; weather-related conditions; timing of shipments and other factors.

e = estimate. Refer to non-GAAP disclosure on slide 2.

24

COPPER AT OUR CORE

2026e Operational Data By Region

FREEPORT
FOREMOST IN COPPER

2026e Sales *by Region*


United States
1,367
Cu
mm lbs
90 (1)
Mo
mm lbs
South America
1,048
Cu
mm lbs
Indonesia(2)
663
Cu
mm lbs
650(3)
Au
k ozs

2026e Unit Net Cash Costs / (Credits) (4) (per lb of Cu)	United States	South America	Indonesia	Consolidated
Site Production & Delivery (5)	$3.60	$3.19	$2.30 (6)	$3.18 (6)
By-product Credits	(0.70)	(0.63)	(4.50)	(1.49)
Treatment Charges	0.12	0.03	0.50 (7)	0.17
Royalties	-	0.01	0.40	0.09
Unit Net Cash Costs / (Credits)	**$3.02**	**$2.60**	**$(1.30)**	**$1.95**

(1) Includes molybdenum produced in South America.
(2) Copper and gold sales estimates are dependent on operational performance; the ramp-up of PTFI's Grasberg Block Cave underground mine; impacts related to the conflict in the Middle East, including potential changes in energy costs and other consumables; weather-related conditions; timing of shipments and other factors.
(3) Includes gold produced in U.S.
(4) Estimates assume average prices of $4,500 oz gold and $25/lb molybdenum for 2Q26e – 4Q26e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(5) Production costs include profit sharing in South America and severance taxes in U.S.
(6) Excludes idle facility and restoration costs associated with the mud rush incident at PTFI.
(7) Treatment charges reflect costs from PTFI's downstream operations and do not reflect market TC/RC rates. In addition, these treatment charges do not reflect the significant offsets ($0.38/lb in 2026e) in revenue and by-product credits associated with incremental metals and sulfuric acid produced by PTFI's downstream operations.
NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

25

* Support costs, taxes/fees, social costs & other South America United States Labor Energy Acid 4% 37% 40% 12% 7% 19% 7% Indonesia Consolidated 34% 19% 16% 31%* 36% Materials and Supplies 26 2025 Site Production Costs Breakdown Other 4% 11% 15% 33% 36% 34% 5%

2026e Quarterly Sales 27e = estimate (million lbs) Moly Sales Gold Sales (000’s ozs) 0 100 200 300 1Q26 2Q26e 3Q26e 4Q26e 121 140 190 200 0 5 10 15 20 25 1Q26 2Q26e 3Q26e 4Q26e 24 22 22 22 NOTE: Consolidated copper sales include 155 mm lbs in 1Q26, 181 mm lbs in 2Q26e, 226 mm lbs in 3Q26e and 256 mm lbs in 4Q26e for noncontrolling interests; excludes purchased copper. Estimates are dependent on operational performance; the ramp-up of the Grasberg Block Cave underground mine at PTFI; weather-related conditions; timing of shipments and other factors. NOTE: Consolidated gold sales include 59k ozs in 1Q26, 72k ozs in 2Q26e, 97k ozs in 3Q26e and 102k ozs in 4Q26e for noncontrolling interests. Estimates are dependent on operational performance; the ramp-up of the Grasberg Block Cave underground mine at PTFI; weather-related conditions; timing of shipments and other factors. (million lbs) Copper Sales 0 250 500 750 1000 1Q26 2Q26e 3Q26e 4Q26e 657 690 830 900

Americas Leach Innovation Initiatives Low Cost, High Value 28 * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. South America 16% Other U.S. 34% Morenci 50% Significant Potential ~42 bn lbs Contained * Leach Everywhere ~15% Heat ~50% Additives ~35% ~600 mm lbs/annum Incremental Production Target Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques 50 144 214 240 300 800 2022 2023 2024 YE 2025 2026e By 2030e Scaling the Opportunity (mm lbs) ~ ~ e = estimate. Run Rate

COPPER AT OUR CORE

Bagdad 2X Expansion Update

FREEPORT
FOREMOST IN COPPER

- **Operation located in northwest Arizona**
- **Reserve life exceeds 80 years**
- **Potential expansion to double concentrator capacity**
- **Completed conversion of haul truck fleet to autonomous haulage in 2025**
- **Completed technical and economic studies in late 2023**
  - Expected to expand concentrator capacity by ~100 - 120k t/d
  - Project capital approximates $3.5 billion (continues to be reviewed)
  - Economics indicate incentive copper price of ~$4.00/lb
  - Expected to add incremental production of 200 - 250 mm lbs/yr of copper and ~10 mm lbs/yr of molybdenum
  - Construction timeline: 3 - 4 years
- **Advancing activities for expanded tailings infrastructure to enhance project optionality**
- **Retesting economics for potential investment decision in 2H26**


BAGDAD
2X
BAGDAD

29

COPPER AT OUR CORE

Discretionary Capital Projects*

FREEPORT
FOREMOST IN COPPER

Kucing Liar

- Mine development in progress; expansion to 130,000 t/d
- Sustain large-scale, low-cost Cu & Au production
- Capital investment: ~$0.5 bn/yr average (~$0.6 bn in 2026e) through 2033
- 8 bn lbs copper & 8 mm ozs gold through 2041
- 750 mm lbs & 735k ozs per annum at full rates
- Initial production expected to commence ramp-up in 2030 timeframe

Bagdad 2X Expansion

- Potential expansion to double concentrator capacity
- Completed feasibility study in late 2023; retesting economics
- 2026e CAPEX:
  - ~$500 mm to expand tailings infrastructure
  - ~$150 mm for early works

Grasberg Energy Transition to Natural Gas

- Advancing plans to transition existing energy source from coal to natural gas
- Project deferred approximately 18 months after mud rush
- CAPEX of ~$115 mm in 2027e net of avoided coal cost

Atlantic Copper CirCular

- Recycle electronic material
- ~$250 mm remaining to be spent in 2026e
- Expect to commence production in 2H26e
- ~$80 mm per annum in projected incremental EBITDA

*These discretionary projects and PTFI's downstream processing facilities will be excluded from the available cash flow calculation (defined on slide 18) for purposes of the performance-based payout framework.

NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

30

The Copper Mark Recognition for Responsible Production 31 • The Copper Mark is an assurance framework developed to demonstrate the copper industry’s responsible production practices • FCX has achieved, and is committed to maintaining, the Copper Mark and Molybdenum Mark at all operating sites globally, as applicable • Producers participating in the Copper Mark and Molybdenum Mark are committed to adhering to internationally recognized responsible operating practices; the framework currently includes 33 issue areas across 5 ESG categories • Requires third-party assurance of site performance and independent Copper Mark validation every three years • The Copper Mark 2.0 assurance process in progress • The Copper Mark is governed by an independent board including NGO participation and multi-stakeholder advisory council FCX AWARDED SITES Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) Climax mine (CO) El Abra mine (Chile) El Paso refinery & rod mill (TX) Fort Madison (IA) Henderson mine (CO) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) PTFI mine (Indonesia) Rotterdam (Netherlands) Safford mine (AZ) Sierrita mine (AZ) Stowmarket (UK) Tyrone mine (NM) Note: FCX’s copper producing sites that produce by-product molybdenum have received both the Copper Mark and the Molybdenum Mark. With the completion of PTFI’s downstream processing facilities, we currently are working toward their initial Copper Mark validation.

COPPER AT OUR CORE

Adjusted EBITDA Reconciliation

FREEPORT
FOREMOST IN COPPER

($ in mm)	1Q 2026	1Q 2025	12-Mo. Ended 3/31/2026
Net income attributable to common stock	$881	$352	$2,733
Interest expense, net	114	70	413
Income tax provision	653	500	2,374
Depreciation, depletion and amortization	514	466	2,292
PTFI mud rush incident insurance settlement	(699)	-	(699)
Net gain on sales of assets	-	-	(16)
Stock-based compensation and accretion	110	91	293
Other net charges [(1)]	411	28	1,305
Other income, net	(11)	(58)	(176)
Net income attributable to NCI	506	441	2,013
Equity in affiliated companies' net earnings	(6)	(2)	(5)
Adjusted EBITDA [(2)]	**$2,473**	**$1,888**	**$10,527**

(1) Primarily includes net charges for idle facility, restoration and recovery costs associated with the PTFI mud rush incident ($406 mm in 1Q26 and $1,031 mm for the 12 months ended 3/31/2026). The 12 months ended 3/31/2026 also include oil and gas charges ($115 mm); fixed asset impairments/write-offs at PTFI ($81 mm); and remediation costs related to the October 2024 fire incident at PTFI's smelter ($42 mm). 1Q25 primarily includes net charges associated with previously capitalized land lease costs associated with PTFI's downstream processing facilities ($24 mm) and remediation costs related to the October 2024 fire incident at PTFI's smelter ($23 mm); partly offset by adjustments to mining reclamation liabilities ($(11) mm) and environmental obligations and related litigation reserves ($(7) mm).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

32

Grasberg Reference Slides

COPPER AT OUR CORE

FREEPORT
FOREMOST IN COPPER

Major Milestone

MOU for life of resource extension at Grasberg

- **In February 2026, FCX entered into an MOU with the Indonesia government for a life of resource extension of operating rights for PTFI in the Grasberg minerals district.**
- **Under the MOU, PTFI's IUPK will be amended, subject to issuance by the Indonesia government.**
- **Agreement reinforces long-term stability and continuity of large-scale operations for the benefit of all stakeholders.**
- **PTFI intends to complete expeditiously its extension application reflecting the agreed terms.**
  - Commitments include increased exploration, advancement of long-term development studies, expanded community support in Papua, and continued domestic downstreaming.
- **FCX will maintain a 48.76% ownership interest through 2041 and hold ~37% beginning in 2042.**
  - FCX to be reimbursed for its pro-rata costs incurred using book value for investments that benefit the post-2041 period.
  - Existing governance and operating agreements will continue over the life of the resource.







34

COPPER AT OUR CORE

Grasberg Block Cave

Development Overview

FREEPORT
FOREMOST IN COPPER


Development Diagram
Air Gap
Cave Muckpile
Undercut Ring Drilling
Drawbell
Drawbell Drilling
Slot Raise
Undercut Level
2850m Elevation
Grizzly
& Rock Breaker
Extraction Level
2830m Elevation
Drawpoints
Orepass
Service Level
2810m Elevation
Loading Chute
Chute Gallery
Ore Train
Rail Haulage Level
2760m Elevation

Mining Levels

- **Undercut Level – initiates cave by removing rock beneath mining block**
- **Extraction Level – active mining where broken rock gravitates through drawbells to drawpoints**
- **Service Level – hosts ore passes, ventilation systems and other support infrastructure**
- **Haulage Level – transports ore to primary crushers via rail systems**
- **Drainage Level* – handles water discharge & dewatering operations**

** Drainage level (not shown at left) is located 50 meters below Haulage Level at 2710 m elevation*

35

GBC Ore: Extraction to Haulage 36 Drawbell Drilling Undercut Ring DrillingCave Muckpile Air Gap Undercut Level 2850m Elevation Extraction Level 2830m Elevation Service Level 2810m Elevation Rail Haulage Level 2760m Elevation Orepass Chute GalleryOre Train Slot Raise Grizzly & Rock Breaker Drawpoints Loading Chute Drawbell Extraction Level 2830m elevation Service Level 2810m elevation Rail Haulage Level 2760m elevation Mined ore from loaders is dropped down through orepass to chute to load on railcars GBC Ore from Extraction Level to Loading on Haulage Level PB2S PB2N Grasberg BC Chute Galleries Plan View N CG## = Chute Gallery Chute PB3

Loading Railcars on Haulage Level Chute Regulators 37 Chute Regulator Open Position Closed Position Regular Chute Ore from Extraction Level Side View Ore from Extraction Level Ore into railcar Open Closed (Flow Regulator) Ore into railcar 3 parts move to close Flow Regulator Chute Regulator No Ore loaded in Closed Position

COPPER AT OUR CORE

GBC Recovery Update

PB 2/3 Restart

FREEPORT
FOREMOST IN COPPER

Major Milestones for PB 2/3 Restart

Clean-up Mucking of Extraction & Service Levels	✓ 100% complete
Mid-Access Drift Plugs (P23, P24 & P25)	✓ Engineered plugs poured & cured
Infrastructure (Extraction & Service Levels)	✓ Infrastructure repairs completed
Updated Cave Management Plan	✓ Updated
PB 2/3 Start-up	✓ Cave Maintenance mucking initiated in March

Legend
- Confirmed Spill
- Completed Clean-up

Required Scope
- PB 2/3 Restart
- PB1 Restart


Inrush Source
(P23, DP20S)
EFD Plugs
(installed)
MAD Plugs
(installed)
Outline of PB1
Restart Scope
Outline of PB2/3
Restart Scope
Extraction Level
Plan View


Future Plug
EXH6 Plugs
(installed)
Outline of PB2/3
Restart Scope
Outline of PB1
Restart Scope
Service Level
Plan View

38

GBC Mining Rate Ramp-up • Initial mining commenced in March 2026 • Mining in April MTD averaged 31K t/d • Near-term GBC production to be limited to ~60% of capacity until ore loading infrastructure modifications completed • Overall PTFI Production Rates • Bottlenecks expected to be substantially addressed by mid-2027 39 0 20 40 60 80 100 120 140 1Q26 2Q26e 3Q26e 4Q26e 1Q27e 2H27e G B C M in in g R a te ( 0 0 0 ’s t /d ) * Chute Gallery 45 (CG45) covers installation of chute regulators on 4 chutes, impacting production from 4 panels; CG44 covers installations of chute regulators on 9 chutes, impacting production from 9 panels CG45 & CG44 Installations through March 2027 Installation of Chute Regulators* Projected GBC Mining Rates & Schedule of Chute Regulator Installations Current Status PB 2/3 Ramp-up Jan 2026 Apr 2026 85% in 2H26 65% in 2H26 100% by YE 2027 80% by mid-2027 ~100% by YE 2027 Estimated % of Capacity as of

COPPER AT OUR CORE

External Mud Rush v. Wet Muck Management

FREEPORT
FOREMOST IN COPPER

External Mud Rush Event

- **Large volume of flowable mud traveling downward from the surface through vertical pathway**

Wet Muck Management

- **Water from the surface percolates through permeable rock & travels into UG mine where it is managed through gravity drainage systems**
- **Some areas of the orebody generate fine material at the drawpoint**
- **When water moves down through broken rock in the cave & encounters fine material, wet muck is possible & generally limited to volume of the drawbell**
- **Freeport's design at the GBC includes the use of automation at the Extraction and Haulage Levels to manage wet muck with autonomous loaders, comprehensive monitoring, the use of exclusion zones and blending strategies**
- **System design for automated train loading on the haulage level is being modified to enhance flexibility to accommodate varying ore characteristics**


Remote Loading on Extraction Level
Remotely controlled Rock Breakers
Autonomous Train Haulage
Spillminator
(wet muck control chute)
Remote Train Loading

PTFI has safety controls & work practices to protect our people from the risk of localized wet muck flows

40

COPPER AT OUR CORE

Risk Management

Mud Removal Options for Former Open Pit

FREEPORT
FOREMOST IN COPPER

Conventional up-hole Coring for Slurry Pond Drainage

Small Diameter (<3") & Slow drilling (~10 meters/day)


Grasberg Pit
Pit Bottom
Soft Zone
Drill Holes


April 2026

Two drill holes making water

Water-Driven In-the-Hole Hammer Drill

Larger Diameter (5") & Fast drilling (~200 meters/day)


Sandvik DU311 Drill



Target to drill in 2H26

Remove Flowable Material With In-pit Pumping

Pit bottom pumping via cable-deployed pump


Grasberg Pit
Plan View
Concrete Batch Plant
Power line extension (3,000m)
Drive/Pump House (3685m)
Cable Crane Alignment (1700m)
Drain Hole Surface Manifold
C-pump(s)
Low-head discharge hose (350m)
East Anchor (3650m)


Submersible Pump

Target pumping in 2027

Pit Bottom Drainage Gallery

~3 km of new drift development to drill & drain pit bottom


Drill Site #3
Drill Site #2
Drill Site #4
PB1
PB2
Drill Site #1
Dewatering Drifts (Twinned)
Muck Pass (to 2830L)
Amole XC-21
Amole Drift
N


Grasberg Pit
Pit Bottom
New Drift
GBC

- *First blast of drifts in April*
- *Initiate drainage in 2027*

41